UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

STAAR SURGICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

1911 Walker Avenue, Monrovia, California,   91016

(Address of principal executive offices)      (Zip Code)

(Registrant's telephone number, including area code): (626) 303-7902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

        On March 31, 2005, STAAR Surgical Company (the “Company”) entered into the Purchase Agreement and the Registration Rights Agreement described in Item 3.02 below.

Item 3.02.      Unregistered Sales of Equity Securities

        On March 31, 2005, the Company entered into a Purchase Agreement with the investors named therein (the “Investors”) who agreed to purchase 4,100,000 shares of the Company’s Common Stock (the “Shares”) at a price per share of $3.50 (the “Private Placement”). Payment of the $14.35 million aggregate purchase price for the Shares is expected to be received by the Company on or about April 5, 2005.

        Pacific Growth Equities, LLC acted as placement agent for the Private Placement. In consideration of its services, it is receiving from the Company a commission of 6% of the gross proceeds of the Private Placement, for aggregate fees of $861,000.

        Net proceeds of the Private Placement will be used by the Company for working capital and general corporate purposes.

        The following summary of the Private Placement is not intended to be exhaustive and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached to this report as Exhibit 10. 1 (the “Stock Purchase Agreement”), and the Registration Rights Agreement, a copy of which is attached to this report as Exhibit 10. 2 (the “Registration Rights Agreement”).

        As of March 31, 2005, the Company and the Investors signed and delivered the Stock Purchase Agreement, evidencing the commitment of each Investor to purchase shares of Common Stock from the Company at a price per share of $3.50, and the commitment of the Company to sell to each Investor such Shares. The aggregate number of Shares to be purchased under the Stock Purchase Agreement was 4,100,000 shares. The Private Placement is expected to close on April 5, 2005, subject to customary closing conditions.

        Each of the Investors is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Act”). The Private Placement is intended to be exempt from the registration requirements of Section 5 of the Act through the exemption available under Section 4(2) of the Act and Rule 506 of Regulation D.

        The Shares are “restricted securities,” as defined in Rule 144(a)(3) under the Act, and accordingly the Shares may not be resold by the Investors without registration under the Act or an available exemption from registration. Under the Registration Rights Agreement, the Company will be obligated to file with the Securities and Exchange Commission (the “SEC”) within 15 business days after the closing of the Private Placement (the “Closing”) a registration statement on Form S-3 registering under the Act the resale of the Shares by the Investors (the “Registration Statement”).

        The Company will be required to keep the Registration Statement effective until the earlier of (1) two years after the Closing, (2) the time when all of the Shares have been sold under the Registration Statement or in other transactions that result in the Shares being freely tradable, or (3) the time when all of the Shares can be sold without registration or restriction. The Company will be required to keep a current prospectus available for the Investors to use for resales during that period.

        The Company can declare a “Suspension Period,” suspending the Investors’ use of the Registration Statement for resales, on up to two occasions during each year following the Closing, for a period of no longer than 30 days on each such occasion, if necessary to avoid premature disclosure of material nonpublic information that is not adequately disclosed in the then available prospectus.

        If the Registration Statement has not been declared effective within 90 days of the Closing (or within 120 days of the Closing if the Registration Statement is subject to review by the SEC), the Company must pay the Investors 1% of their initial investment amount for each 30-day period (or, on a pro rata basis, any portion of a 30-day period) between that deadline and the actual date of effectiveness. If the Company declares more than two Suspension Periods during any twelve-month period following the Closing, or any Suspension Period lasts longer than 30 days, then the Company must pay the Investors 1% of their initial investment amount for each 30-day period (or, on a pro rata basis, any portion of a 30-day period) when use of the Registration Statement has been suspended in excess of the permitted periods.

        The Registration Rights Agreement also gives the Investors limited “piggyback” registration rights, entitling them to join in other registration statements filed by the Company under specified circumstances.

        The Purchase Agreement includes standard representations and warranties by the Company for a transaction of this type, which in general require that the business, financial condition and results of operations of the Company conform with the descriptions and financial statements included in the Company’s reports and other documents filed with the SEC.

        In the Private Placement the Investors received no securities or rights to acquire securities other than the Shares. No warrants or convertible securities were included in the Private Placement.

Item 7.01      Regulation FD Disclosure

        On April 1, 2005, the Company issued a press release announcing the signing of the Purchase Agreement and the Registration Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

        The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this Current Report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Item 7.01 contains is material investor information that is not otherwise publicly available.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement dated March 31, 2005.
10.2	Registration Rights Agreement dated March 31, 2005.
99.1	Press release dated April 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 1, 2005	STAAR SURGICAL COMPANY By: /s/ John Bily —————————————— John Bily Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement dated March 31, 2005
10.2	Registration Rights Agreement dated March 31, 2005
99.1	Press release dated April 1, 2005